       As filed with the Securities and Exchange Commission on December 22, 1997

                                                      Registration No. 333-31281

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                              ___________________

                     CRESCENDO PHARMACEUTICALS CORPORATION
      (Exact name of registrant on Form S-1 as specified in its charter)


      DELAWARE                      8521214                    77-0460388
  (State or other         (Primary Standard Industrial      (I.R.S. Employer
  jurisdiction of          Classification Code Number)     Identification No.)
  Incorporation or
   organization)


                              1454 PAGE MILL ROAD
                          PALO ALTO, CALIFORNIA 94304
                                (650) 494-5600
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                              ___________________

                              GARY L. NEIL, PH.D.
                     President and Chief Executive Officer
                     CRESCENDO PHARMACEUTICALS CORPORATION
                              1454 PAGE MILL ROAD
                          PALO ALTO, CALIFORNIA 94304
                                (650) 494-5600
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                              ___________________

                                   COPY TO:
                             SARAH A. O'DOWD, ESQ.
                        HELLER EHRMAN WHITE & MCAULIFFE
                             525 UNIVERSITY AVENUE
                          PALO ALTO, CALIFORNIA 94301
                           TELEPHONE: (650) 324-7000
                           FACSIMILE: (650) 324-0638

================================================================================

          On September 30, 1997, the Registrant issued to ALZA Corporation ("ALZA"), and ALZA distributed to its stockholders and debenture holders, 4,965,470 shares of common stock of the Registrant pursuant to this Registration Statement. The Registrant hereby withdraws from registration 834,530 shares of its common stock that were covered by this Registration Statement, but not issued in the distribution. The Registration Statement is hereby amended, as appropriate, to reflect the distribution of 4,965,470 shares.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, Crescendo Pharmaceuticals Corporation has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California on December 22, 1997.

                                        Crescendo Pharmaceuticals Corporation


                                        By:         /s/ Gary L. Neil
                                           -------------------------------------
                                              GARY L. NEIL, PH.D., DIRECTOR,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated


                SIGNATURE                                    CAPACITY                          DATE
                ---------                                    --------                          -----

  /s/ Gary L. Neil                            Director, President and Chief Executive           December 22, 1997
-----------------------------------------     Officer (Principal Executive Officer)
  GARY L. NEIL, PH.D.

  /s/ Terrence F. Blaschke                    Director                                          December 22, 1997
-----------------------------------------
  TERRENCE F. BLASCHKE, M.D.

                                              Director
-----------------------------------------
  JERRY T. JACKSON

  /s/ M. David MacFarlane                     Director                                          December 22, 1997
-----------------------------------------
  M. DAVID MACFARLANE, PH.D.

  /s/ Gerald J. Papariello                    Director                                          December 22, 1997
-----------------------------------------
  GERALD J. PAPARIELLO, PH.D.

  /s/ Ley S. Smith                            Director                                          December 22, 1997
-----------------------------------------
  LEY S. SMITH

  /s/ David R. Hoffmann                       Vice President, Finance (Principal                December 22, 1997
-----------------------------------------     Financial and Accounting Officer)
  DAVID R. HOFFMANN